Liberty Young InvestorSM
                                      Fund

                                Quarterly Report
                                December 31, 2002

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

                            Liberty Young InvestorSM
                                      Fund

                                Quarterly Report
                                December 31, 2002

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                      ELIMINATE CLUTTER IN TWO EASY STEPS.
                        POINT. CLICK. LIBERTY EDELIVERY.

              To sign up for eDelivery, go to www.icsdelivery.com.

                                  DID YOU KNOW?

AS YOU READ YOUR SHAREHOLDER REPORT, KEEP AN EYE OUT FOR THIS QUESTION! IT WILL SHOW YOU WHERE YOU CAN FIND:

O ADDITIONAL INFORMATION ABOUT YOUR FUND'S INVESTMENTS,

O DEFINITIONS OF MARKET AND INVESTMENT TERMS, AND

O FURTHER EXPLANATION OF CONCEPTS THAT ARE DISCUSSED IN YOUR REPORT.


Table of Contents

To Our Shareholders ..............................1
Portfolio Managers' Report .......................2
Performance ......................................5
Portfolio of Investments .........................7
Activity Pages ...................................I

             o NOT FDIC INSURED o May lose value o No bank guarantee

TO OUR SHAREHOLDERS

[PHOTO: KEITH T. BANKS]

Dear Shareholder:

After three years of bad news, the stock market finally gave investors something to cheer about in the fourth quarter of 2002. One of the broadest measures of stock market performance, the S&P 500, gained 8.43%. Another index, the Nasdaq Composite, which is a good measure of technology stocks, did even better. It rose 14.06%. However, many stocks gave back some of their gains in December, a sign that the stock market may not be out of the woods yet. Still, it felt good to end the year on a positive note.

News about the economy made investors feel better about stocks in the fourth quarter. For example, new orders picked up for manufacturing companies late in the year. (When new orders expand, it's easier for companies to make a profit and to keep their workers busy.) In fact, many companies reported higher profits in the fourth quarter, and investors are hoping that will continue into the new year.

After the stock market hit a four-year low early in October, investors went looking for bargains among technology and wireless communications stocks. Generally, shares of these companies have been the worst performers over the past two years, but they were the best performers during the quarter.

We are confident about the market's prospects in 2003, but we also have reason to be cautious. Talk of war in Iraq continues to hang over the markets and the economy. A survey of how Americans feel about their jobs and lives showed that they were more nervous at the end of the quarter than they were in the beginning. We'll be watching these and other factors in managing the fund in the year ahead.

In the following interview, Liberty Young Investor Fund portfolio managers David Brady and Erik Gustafson talk about the decisions they made during the quarter and how they helped or hurt the fund's performance. Mr. Brady and Mr. Gustafson will also share their thoughts on factors that could affect the market in the period ahead. We hope you will read on and that you will learn some things about the markets that you can share with your friends and family.

As always, thank you for investing in Liberty Young Investor Fund.

Sincerely,

/s/ Keith T. Banks

Keith T. Banks
President

Economic and market conditions frequently change. There can be no assurance that the trends described in this report will continue or commence.

PORTFOLIO MANAGERS' REPORT

[PHOTOS: MR. BRADY & MR. GUSTAFSON]

sidebar:

                                  DID YOU KNOW?

Your fund's performance may please or disappoint you, but it really doesn't tell you much about whether your fund's managers are doing a good job. That's why funds are required by law to compare themselves to a measure called an index, which tracks the performance of the same type of stocks or bonds that are in your fund. This index is referred to as the fund's benchmark, because it sets a standard for performance against which the fund can compare itself. You can't invest directly in an index, and an index does not have expenses like a fund.


Mr. Brady and Mr. Gustafson are senior vice presidents of Stein Roe and Farnham Incorporated, an affiliate of Columbia Management Group. They have been the fund's portfolio managers since 1994.

How did the fund perform in the fourth quarter of 2002?

The fund did well as the stock market bounced back strongly in October and November. The fund's class A shares returned 8.33% for the three-month period that ended December 31, 2002. (The return is figured before the sales charge is deducted.) The fund's return was in line with the S&P 500 Index (see "Did You Know" on page 3) which gained 8.43%. The fund's return was much better than the 4.99% average return of the Morningstar(R) Large Growth Category.1 We have added a comparison to the Morningstar category, which is called the fund's peer group, because we think it is a good way for shareholder to see how the fund stacks up against other funds that invest using a strategy that is similar to ours.

What decisions did you make that helped the fund's performance?

Our technology investments made the strongest contribution to performance during the quarter. Technology stocks such as Microsoft and BEA Systems did well.2 Investors were attracted to them because their prices had come down so far that they looked like bargains, and because they believed that businesses may be ready to spend more money on technology in 2003. Most companies have not made big investments in technology since they upgraded systems and software in 1998 and 1999. Back then companies were preparing for possible problems related to the change-of-the-century computer calendars on January 1, 2000, which was referred to as "Y2K." During those same years, companies were also beginning to discover the potential for the Internet for business applications. They've held back their spending during the past three years. Now, investors appear to be counting on companies to increase their spending on technology to keep from falling behind.

Did you buy anything new for the fund during the quarter?

Yes, we added to our investment in telecommunications. We thought stock prices were attractive enough to look for bargains that we believe have the potential to do well when the industry gets going again. We bought shares of Level 3, a telecommunications company that

--------------------
1 (C)2003 by Morningstar, Inc. All rights reserved. The information contained herein is the proprietary information of Morningstar, Inc., may not be copied or redistributed for any purpose and may only be used for noncommercial, personal purposes. The information contained herein is not represented or warranted to be accurate, correct, complete or timely. Morningstar, Inc. shall not be responsible for investment decisions, damages or other losses resulting from the use of this information. Past performance is no guarantee of future performance. Morningstar, Inc. has not granted consent for it to be considered or deemed an "expert" under the Securities Act of 1933.

sidebar:

                                  DID YOU KNOW?

In addition to their benchmarks, most funds also compare themselves to a peer group--a group of funds that invests in the same types of stocks or bonds AND have the same type of expenses--which makes the comparison a little more fair. It's a good idea to know how your funds stacks up next to both its benchmark and its peer group. But also keep in mind that these figures, which appear in your fund's report, are usually calculated for relatively short periods. A fund's long-term track record may be far more important than what it does in any one quarter or in any one year.


carries voice and data over its low-cost, long distance network. We also invested in Corning, which makes the fiber optic cable used by telecommunications companies. Corning also has other businesses. For example, it makes flat screens for computers. That's good, because these other businesses helped Corning's financial position while the telecommunications business was weak over the past few years. Both stocks performed well during the fourth quarter.

Were there investments outside the technology sector that helped performance?

Yes, our investment in Wyeth, a leading pharmaceutical company, did well. The company had to battle reports that some of its drugs could have serious side effects, so its stock price came down temporarily. When it did, we actually bought more of it because we think it is a solid company. That turned out to be a good decision, because the stock bounced back and performed well for the fund.

What stocks were disappointments during the quarter?

Our investment in Moody's Corp., which assigns credit ratings to companies, detracted from performance. Some investors are worried that the company may not be able to keep up the rapid growth it has experienced over the past few years. But we think there is ample room for continued growth, both in the United States and abroad, so we added to our investment when the stock's price came down.

The fund also lost money on its investment in McDonalds, which we have owned for many years. Investors have been concerned that the company is focusing too much of its resources on expansion at the expense of its existing business. Management also changed near the end of the quarter, and that added to the uncertainty. We're watching the company carefully to see what new management can tell us about plans to help the company grow again.

Do you think that stocks can continue to perform well in the year ahead?

Although it is impossible to predict what will happen in the stock market, we're optimistic about 2003. If companies can increase their profits and if they start spending more money on capital projects, equipment and technology, that should be good for the economy and good for the stock market--especially for the type of solid, growth-oriented companies that are the focus of the fund. And with tax relief on the way for many American workers, that's one more factor that could figure into a better outlook for the year ahead.



An investment in the fund offers the potential for long-term growth, but also involves certain risks. The fund may be affected by stock market fluctuations that occur in response to economic and business developments. Since the fund is actively managed, there can be no guarantee that the fund will continue to maintain the holdings described in this report.

The price of small- and medium-sized companies may be more volatile than those of larger, more established firms.

2 Holdings are disclosed as a percentage of net assets as of December 31, 2002 and are subject to change: Microsoft (4.6%), BEA Systems (1.1%), Level 3 (0.5%), Corning (0.5%), Wyeth (3.4%), Moody's Corp. (2.0%), and
     McDonald's (1.8%).

Top 10 Holdings as of 12/31/02 (%)
  Microsoft                                4.6
  Mattel                                   4.3
  Johnson & Johnson                        3.4
  Wyeth                                    3.4
  Citigroup                                3.1
  The Goldman Sachs Group                  2.9
  Wells Fargo                              3.6
  Walgreen                                 2.6
  Safeway                                  2.5
  Texas Regional Bancshares                2.4

Holdings are calculated as a percentage of net assets. Since the fund is actively managed, there can be no guarantee the fund will continue to maintain these holdings.


Top 5 Sectors as of 12/31/02
Young Investor Fund vs. S&P 500 Index (%)

bar chart:
                                                     Fund          S&P 500 Index

Consumer discretionary                               22.4                   13.5
Financials                                           21.5                   20.5
Information technology                               14.2                   14.3
Health care                                          13.2                   14.9
Industrials                                           7.6                   11.5

Sector breakdowns are calculated as a percentage of net assets. Since the fund is actively managed, there can be no guarantee that the fund will continue to maintain this breakdown in the future.

sidebar:
                                  DID YOU KNOW?

Economists study different types of information, often referred to as indicators, to get a picture of where the economy is heading. One popular indicator is consumer confidence or consumer sentiment. Each month the Conference Board, an industry research group, asks thousands of Americans how they feel about the direction of the economy, their jobs, and their income. Then, they measure each month's results against the prior month and report their findings in numerical form. For example, The Conference Board's consumer confidence index dropped to 80.3 in December from 84.9 in November. Banks, manufacturing companies and the US government all pay close attention to consumer confidence because it often signals a trend that may show up in the actual statistics about the economy several months down the road.

Source: The Conference Board, 2003.

PERFORMANCE

What do the numbers mean?

If you look closely at the chart below, you'll notice that it contains two different kinds of returns. The average annual total return is given for periods greater than a year (for instance, the five-year and life of fund returns in the chart). This percentage represents the average yearly return for the time period specified. The cumulative return is provided for periods less than one year. It represents the percentage by which the fund has grown or shrunk in the number of months indicated.

Average annual total return as of 12/31/02 (%)


Share class                         Class A          Class B              Class C             Class Z
Inception                          07/29/02         07/29/02             07/29/02            04/29/94
                             without     with    without    with     without    with          without
                               sales     sales    sales     sales     sales     sales          sales
                              charge    charge   charge    charge    charge    charge         charge
3-month (cumulative)            8.33      2.10     8.11      3.11      8.23      7.23           8.36
1-year                        -24.55    -28.89   -24.80    -28.56    -24.72    -25.47         -24.58
5-year                         -3.89     -5.02    -3.95     -4.27     -3.93     -3.93          -3.89
Life                            8.93      8.19     8.89      8.89      8.91      8.91           8.93



Average annual total return as of 9/30/02 (%)



Share class                         Class A          Class B              Class C             Class Z
Inception                          07/29/02         07/29/02             07/29/02            04/29/94
                             without     with    without    with     without    with          without
                               sales     sales    sales     sales     sales     sales          sales
                              charge    charge   charge    charge    charge    charge         charge
3-month (cumulative)          -18.77    -23.46   -18.87    -22.93    -18.87    -19.68         -18.82
1-year                        -20.85    -25.39   -20.95    -24.90    -20.95    -21.74         -20.90
5-year                         -4.69     -5.82    -4.72     -5.03     -4.72     -4.72          -4.70
Life                            8.18      7.42     8.17      8.17      8.17      8.17           8.17




MUTUAL FUND PERFORMANCE CHANGES OVER TIME. PLEASE VISIT LIBERTYFUNDS.COM FOR DAILY PERFORMANCE UPDATES.

Past performance cannot predict future investment results. Returns and value of an investment will vary, resulting in a gain or loss on sale. All results shown assume reinvestment of distributions. The "with sales charge" returns include the maximum 5.75% sales charge for class A shares, the appropriate class B contingent deferred sales charge for the holding period after purchase as follows: first year - 5%, second year - 4%, third year - 3%, fourth year - 3%, fifth year - 2%, sixth year - 1%, thereafter -0% and the class C contingent deferred sales charge of 1% for the first year only. Performance results reflect any voluntary waivers or reimbursement of fund expenses by the advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower. Performance for different share classes vary based on differences in sales charges and fees associated with each class.

Class A, B, and C share performance information includes returns for the fund's class Z shares (the oldest existing fund class) for periods prior to its inception date. These class Z share returns are not restated to reflect any expense differential (e.g., Rule 12b-1 fees) between class Z shares and the newer class shares. Had the expense differential been reflected, the returns for the periods prior to the inception of the newer class shares would have been different.

PERFORMANCE

SIDEBAR:

                                  DID YOU KNOW?

When measuring fund performance, it is helpful to use more than one tool. While it is important to keep track of your fund's short-term performance by looking at the chart on the previous page, it is also important to evaluate how your fund performs over longer period of time. The chart below tells you how much money you would have at the end of the reporting period if you had invested $10,000 on April 29, 1994, the fund's inception date.


Performance of a $10,000 investment
4/29/94-12/31/02 ($)

                    without            with
                  sales charge     sales charge
Class A              21,007           19,799
Class B              20,939           20,939
Class C              20,962           20,962
Class Z              21,000             n/a


LINE CHART:

                      CLASS A SHARES       CLASS A SHARES       S&P 500
                    WITH SALES CHARGE:  WITHOUT SALES CHARGE:    INDEX:
4/29/94                     9425               10000             10000
                            9463               10040             10163
                            9142                9700              9914
                            9293                9860             10239
                            9707               10299             10658
                            9651               10240             10398
                           10047               10660             10631
                            9849               10450             10244
                           10121               10738             10395
                           10159               10779             10665
                           10397               11031             11080
                           10757               11414             11406
                           10881               11545             11742
                           11062               11737             12210
                           11992               12724             12494
                           12714               13490             12907
                           12875               13661             12939
                           13568               14396             13485
                           13293               14104             13437
                           14052               14909             14025
                           14147               15010             14296
                           14700               15597             14782
                           14897               15806             14920
                           15519               16465             15063
                           16565               17575             15284
                           17363               18422             15677
                           17698               18778             15737
                           16525               17533             15041
                           17265               18318             15358
                           18389               19511             16222
                           18645               19782             16669
                           19376               20558             17928
                           19112               20278             17573
                           20001               21221             18669
                           19481               20669             18817
                           18183               19293             18045
                           19000               20159             19121
                           20470               21719             20289
                           21451               22759             21192
                           22942               24341             22877
                           22155               23506             21596
                           23238               24656             22777
                           22564               23941             22016
                           23126               24537             23036
                           24134               25607             23432
                           24279               25760             23690
                           26226               27826             25398
                           27241               28903             26698
                           27552               29233             26970
                           26610               28233             26506
                           28132               29848             27583
                           27209               28869             27290
                           22162               23514             23347
                           23498               24932             24843
                           25115               26647             26861
                           26596               28219             28488
                           28392               30124             30129
                           29709               31522             31389
                           28657               30406             30412
                           30898               32783             31629
                           31683               33616             32853
                           30590               32456             32078
                           32086               34044             33852
                           30389               32243             32799
                           29772               31588             32635
                           29114               30890             31741
                           31513               33435             33750
                           33508               35552             34435
                           37384               39665             36460
                           36517               38745             34629
                           39862               42294             33975
                           41042               43546             37298
                           37656               39953             36175
                           34180               36266             35433
                           37342               39620             36305
                           36730               38970             35739
                           40406               42871             37958
                           38519               40869             35954
                           37244               39516             35803
                           32570               34557             32982
                           33629               35680             33143
                           35290               37443             34320
                           31659               33590             31193
                           29211               30993             29219
                           31981               33932             31486
                           31782               33721             31697
                           30613               32480             30927
                           28608               30353             30624
                           26677               28304             28710
                           23083               24492             26393
                           23870               25327             26897
                           26000               27586             28960
                           26234               27834             29215
                           25520               27077             28788
                           24844               26359             28233
                           26320               27925             29294
                           24719               26227             27519
                           24227               25705             27318
                           22493               23865             25373
                           20522               21774             23396
                           20416               21661             23549
                           18272               19387             20991
                           19752               20957             22836
                           21231               22527             24179
12/2002                    19799               21007             22760

Past performance is no guarantee of future investment results. The principal value and investment returns will fluctuate, resulting in a gain or loss on sale. The above illustration assumes a $10,000 investment made on April 29, 1994, and reinvestment of income and capital gains distributions. Performance includes the contingent deferred sales charge (CDSC) maximum charge of 5.75% for three years for class A shares. The S&P 500 Index is an unmanaged group of stocks that differs from the composition of the fund and is not available for direct investment. Unlike the fund, indexes are not investments, do not incur fees or expenses, and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index. Benchmark performance is from April 30, 1994.

PORTFOLIO OF INVESTMENTS

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2002 (UNAUDITED)

Common Stocks-- 95.7%               Shares        Value
--------------------------------------------------------------------------------


CONSUMER DISCRETIONARY-- 22.4%
Automobiles & Components-- 2.3%
   Auto Parts & Equipment-- 2.3%
Gentex Corp. (a)                  525,000    $  16,611,000
                                             -------------
Consumer Durables & Apparel-- 4.3%
   Leisure Products-- 4.3%
Mattel, Inc.                    1,600,000       30,640,000
                                             -------------
Hotels, Restaurants & Leisure-- 4.0%
   Leisure Facilities-- 1.0%
Cedar Fair, L.P.                  315,000        7,434,000
                                             -------------
   Restaurants-- 3.0%
McDonald's Corp.                  775,000       12,462,000
Panera Bread Co., Class A (a)     250,000        8,702,500
                                             -------------
                                                21,164,500
                                             -------------
Media-- 6.6%
   Broadcasting & Cable-- 3.6%
Comcast Corp.                     520,575       11,337,703
Hispanic Broadcasting
   Corp. (a)                      700,000       14,385,000
                                             -------------
                                                25,722,703
                                             -------------
   Movies & Entertainment-- 3.0%
The Walt Disney Co.               600,000        9,786,000
Viacom, Inc., Class B (a)         280,000       11,412,800
                                             -------------
                                                21,198,800
                                             -------------
Retailing-- 5.2%
   Apparel Retail-- 0.8%
Hot Topic, Inc. (a)               250,000        5,720,000
                                             -------------
   Department Stores-- 0.8%
Kohl's Corp. (a)                  100,000        5,595,000
                                             -------------
   Home Improvement Retail-- 0.9%
The Home Depot, Inc.              275,000        6,589,000
                                             -------------
   Internet Retail-- 1.9%
eBay Inc. (a)                      75,000        5,086,500
Overture Services, Inc. (a)       300,000        8,193,000
                                             -------------
                                                13,279,500
                                             -------------
   Specialty Stores-- 0.8%
Tiffany & Co.                     250,000        5,977,500
                                             -------------
--------------------------------------------------------------------------------

                                    Shares        Value
--------------------------------------------------------------------------------

CONSUMER STAPLES-- 5.1%
Food & Drug Retailing-- 5.1%
   Drug Retail-- 2.6%
Walgreen Co.                       625,000    $ 18,243,750
                                             -------------
   Food Retail-- 2.5%
Safeway, Inc. (a)                  775,000      18,104,000
                                             -------------
--------------------------------------------------------------------------------
ENERGY-- 1.9%
Oil & Gas Drilling-- 1.9%
GlobalSantaFe Corp.                550,000      13,376,000
                                             -------------
--------------------------------------------------------------------------------
FINANCIALS-- 21.5%
Banks-- 5.1%
Texas Regional Bancshares,
   Inc., Class A                   490,000      17,415,090
Wells Fargo & Co.                  400,000      18,748,000
                                             -------------
                                                36,163,090
                                             -------------
Diversified Financials-- 14.1%
   Consumer Finance-- 3.2%
MBNA Corp.                         750,000      14,265,000
Providian Financial Corp. (a)    1,300,000       8,437,000
                                             -------------
                                                22,702,000
                                             -------------
   Diversified Financial Services-- 9.1%
Citigroup, Inc.                    625,000      21,993,750
The Goldman Sachs Group, Inc.      300,000      20,430,000
Moody's Corp.                      350,000      14,451,500
SLM Corp.                           75,000       7,789,500
                                             -------------
                                                64,664,750
                                             -------------
   Multi-Sector Holdings-- 1.8%
iShare Russell 2002 Growth
   Index Fund                      100,000       3,985,000
S&P 500 Depositary Receipts        100,000       8,823,000
                                             -------------
                                                12,808,000
                                             -------------
Insurance-- 2.3%
   Life & Health Insurance-- 2.3%
AFLAC, Inc.                        550,000      16,566,000
                                             -------------
--------------------------------------------------------------------------------
HEALTH CARE-- 13.2%
Health Care Equipment & Services-- 4.1%
   Health Care Equipment-- 4.1%
Baxter International, Inc.         525,000      14,700,000
Biomet, Inc.                       500,000      14,330,000
                                             -------------
                                                29,030,000
                                             -------------

PORTFOLIO OF INVESTMENTS

DECEMBER 31, 2002 (UNAUDITED)

Common Stocks-- (continued)         Shares        Value
--------------------------------------------------------------------------------

Pharmaceuticals & Biotechnology-- 9.1%
   Biotechnology-- 2.3%
Genentech, Inc. (a)                500,000   $  16,580,000
                                             -------------
   Pharmaceuticals-- 6.8%
Johnson & Johnson                  450,000      24,169,500
Wyeth                              645,000      24,123,000
                                             -------------
                                                48,292,500
                                             -------------
--------------------------------------------------------------------------------
INDUSTRIALS-- 7.6%
Capital Goods-- 2.1%
   Industrial Conglomerates-- 2.1%
General Electric Co.               600,000      14,610,000
                                             -------------
Commercial Services & Supplies-- 4.1%
   Data Processing Services-- 4.1%
Fiserv, Inc. (a)                   400,000      13,580,000
Paychex, Inc.                      550,000      15,345,000
                                             -------------
                                                28,925,000
                                             -------------
Transportation-- 1.4%
   Airlines-- 1.4%
Southwest Airlines Co.             700,000       9,730,000
                                             -------------
--------------------------------------------------------------------------------
INFORMATION TECHNOLOGY-- 14.2%
Software & Services-- 8.0%
   Application Software-- 3.0%
BEA Systems, Inc. (a)              675,000       7,742,250
Intuit, Inc. (a)                   285,000      13,372,200
                                             -------------
                                                21,114,450
                                             -------------
   Systems Software-- 5.0%
Microsoft Corp. (a)                635,000      32,829,500
VERITAS Software Corp. (a)         200,000       3,124,000
                                             -------------
                                                35,953,500
                                             -------------
Technology Hardware & Equipment-- 6.2%
   Computer Hardware-- 0.9%
Dell Computer Corp. (a)            250,000       6,685,000
                                             -------------
   Computer Storage & Peripherals-- 0.9%
Network Appliance, Inc. (a)        610,000       6,100,000
                                             -------------
   Networking Equipment-- 1.8%
Cisco Systems, Inc. (a)            750,000       9,825,000
Corning, Inc. (a)                1,000,000       3,310,000
                                             -------------
                                                13,135,000
                                             -------------



                                    Shares        Value
--------------------------------------------------------------------------------

   Semiconductors-- 2.0%
Maxim Integrated Products,
   Inc. (a)                        335,000   $  11,068,400
Micron Technology, Inc.            340,000       3,311,600
                                             -------------
                                                14,380,000
                                             -------------
   Telecommunications Equipment-- 0.6%
Motorola, Inc.                     500,000       4,325,000
                                             -------------
--------------------------------------------------------------------------------
MATERIALS-- 5.5%
Chemicals-- 3.3%
   Specialty Chemicals-- 3.3%
Minerals Technologies, Inc.        320,000      13,808,000
Sigma-Aldrich                      200,000       9,740,000
                                             -------------
                                                23,548,000
                                             -------------
Metals & Mining-- 2.2%
   Aluminum-- 2.2%
Alcoa, Inc.                        700,000      15,946,000
                                             -------------
--------------------------------------------------------------------------------
TELECOMMUNICATION SERVICES-- 1.0%
Diversified Telecommunication Services-- 1.0%
   Integrated Telecommunication Services-- 1.0%
AT&T Corp.                         140,000       3,655,400
Level 3 Communication, Inc. (a)    725,000       3,552,500
                                             -------------
                                                 7,207,900
                                             -------------
--------------------------------------------------------------------------------
UTILITIES-- 3.3%
Electric Utilities-- 1.2%
Calpine Corp. (a)                  720,000       2,347,200

Duke Energy Corp.                  300,000       5,862,000
                                             -------------
                                                 8,209,200
                                             -------------
Gas Utilities-- 2.1%
Kinder Morgan, Inc.                350,000      14,794,500
                                             -------------
Total Common Stocks
   (cost of $711,945,487)                      681,125,643
                                             -------------

PORTFOLIO OF INVESTMENTS

DECEMBER 31, 2002 (UNAUDITED)

Short-Term
Obligations-- 4.8%                    Par         Value
--------------------------------------------------------------------------------
Repurchase agreement with
   State Street Bank & Trust
   Co., dated 12/31/02, due
   01/02/03 at 1.180%,
   collateralized by U.S.
   Treasury Bonds with
   maturities to 11/15/16,
   market value of
   $34,951,945 (repurchase
   proceeds $34,267,246)
   (cost of $34,265,000)       $34,265,000    $ 34,265,000
                                             -------------
Total Investments-- 100.5%
   (cost of $746,210,487)(b)                   715,390,643
                                             -------------
Other Assets & Liabilities, Net-- (0.5)%        (3,307,911)
--------------------------------------------------------------------------------
NET ASSETS-- 100.0%                           $712,082,732
                                             -------------
                                             -------------
Notes to Investment Portfolio:
(a) Non-income producing.
(b) Cost for federal income tax purposes is the same.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                                 Activity Pages

What Would Danny Do?

Danny Dollar has great news. He's just been chosen for his school's basketball team. But he'll need extra money for his uniform and travel costs. Where will he get that money? Find out by connecting the dots in the picture below.

[GRAPHIC: BOY AND SHAPE WITH `CONNECT THE DOTS' FROM NUMBERS 1 THROUGH 49]


I

Adding Up Your Allowance

[GRAPHIC: GIRL SITTING AT DESK, LOOKING AT MONEY AND USING A CALCULATOR]

Maybe your parents give you an allowance for chores you do around home, or maybe they just want you to learn about money. But one thing's for sure: An allowance can be a powerful tool if you use it the right way. To see how much you know about an allowance, fill in the blanks beside the following questions. You can then check your answers with those at the bottom of this page.

1 If your allowance is $4 per week, how much money would you have if you saved it all for one month (four weeks)?___________________________________

2 How much would you have if you saved all of your allowance for three months (12 weeks)?________________________________________________________________

3 If you spent half your $4 allowance each week and saved the rest, how much money would you have after three months?___________________________________

4 Let's say that in addition to an allowance of $4 per week, you received an extra $1 per week for doing the dishes each night. If you saved all of your allowance and this extra money, how much money would you have at the end of three months?______________________________________________________________

5 With an allowance of $4 per week and the extra $1 for doing the dishes, how many weeks would it take you to save $25 for a new computer game?__________


Answers: 1. $16, 2. $48, 3. $24, 4. $60, 5. 5.



II

Understanding Your Sales Tax

Has this ever happened to you? You're saving money for something special. Then, when you finally make your purchase, you find you don't have enough for the sales tax. That can be really annoying, but consider this: The sales tax pays for all kinds of services that you and your family use.

A park where kids can skateboard. A neighborhood pool. Your police and fire departments. The roads on which your family drives. A sales tax can pay for all of these things--and much, much more.

While some states have no sales tax, most do. Also, some states don't charge a sales tax for necessities like food and clothing. Others charge an extra tax on certain "luxury" items.

Let's say you live in a state that charges a basic sales tax of 5%, a 7% tax on meals you eat in a restaurant and no tax on food you buy at the grocery store or on clothing. See if you can calculate what your sales tax would be if you paid for all the items listed below.

[GRAPHIC: SHOES]

COST: $30
SALES TAX: ______________________


[GRAPHIC: MOVIE TICKET]

COST: $5
SALES TAX: ____________________


[GRAPHIC: COMIC BOOK]

COST: $4
SALES TAX: ______________________


[GRAPHIC: SOFT DRINK & PIZZA "LUNCH AT DIZZY'S PIZZA"]

COST: $10
SALES TAX: ______________________


[GRAPHIC: BIRTHDAY CARD!]

COST: $2
SALES TAX: ______________________


[GRAPHIC: BOX OF COLOR MARKERS]

COST: $6
SALES TAX: ______________________


[GRAPHIC: BAG O' CHOCOLATE COOKIES]

COST: $3
SALES TAX: ______________________


TOTAL OF SALES TAX FOR ALL ITEMS:

_________________________________



Answers: Shoes 0, Movie $0.25, Comic Book $0.20, Lunch $0.70, Card $0.10, Markers $0.30, Cookies 0, Total $1.55.


III

                              A Good Word to Learn

As you probably know, you can sometimes lose money when you invest. Your risk of losing money may be less, however, if you DIVERSIFY your investments. This means putting money into many different types of investments. A mutual fund like Liberty Young Investor Fund, which includes dozens of stocks, is one way to diversify. Even if some stocks in the fund lose money, there may be many others that can help your savings grow.

Just for fun, see how many smaller words (of three or more letters) you can find in the word "diversify." Write those words in the blanks below. Then compare your list with the list at the bottom of this page.

[GRAPHIC: DIVERSIFY]

Some answers:

     five      ride     side     very     fired     verify

     edify     diver    vise     fire     fiery       sir

     dive      dire     sire     rife      red        rid

     rise       die      dye      fie      fed        vie



IV

                                What's Your Goal?

Nobody likes to think about losing money on an investment. But taking that risk is a routine part of the investing process. In fact, a greater risk can often mean a better return on your investment over time. The amount of risk that's right for one investor may not be right for another, however. Your own "risk tolerance" depends on the length of time you plan to invest, for example, as well as the way you feel about risk in general.

Usually, the more time you have to invest for a particular goal, the more risk you can afford to take. This is because you have more time to recover any money that you may lose. As a result, you can probably take more risk with your investments than your parents can--especially if you're investing for a goal that's many years away. You may also be able to take more risk because you have fewer financial responsibilities, like taking care of an elderly relative or putting a child through college.

In deciding how much risk to take, many investors use a method called "asset allocation." This means splitting your money among different types of investments, suchas stocks and bonds, according to your personal risk tolerance. Because stocks tend to be riskier, people usually invest more heavily in stocks when they have long-term goals. Because bonds generally involve less risk, investors tend to rely more heavily on bonds for short-term goals. Investors with very short amounts of time often depend heavily on low-risk "cash" investments such as savings accounts, money market funds or certificates of deposit (CDs).

To understand how asset allocation works, think of your savings as a large pie with slices of different sizes that represent stock, bond and cash investments. If your goal is 15 or more years away and you have few financial responsibilities, your pie might look like the "aggressive" strategy in Portfolio A--which has the biggest slice (70%) for stocks. Portfolio B (with 50% in stocks) represents a more "moderate" approach that you might use for an investing period of five to 15 years. Portfolio C (with 30% in stocks) shows a "conservative" approach that you might use if your goal is less than five years away.

      PORTFOLIO A:               PORTFOLIO B:               PORTFOLIO C:
      "Aggressive"                "Moderate"               "Conservative"
  (More than 15 years)       (From 5 to 15 years)        (Less than 5 years)

[GRAPHICS (3 SIDE BY SIDE PIE CHARTS):]

    cash 5%, bonds 25%       cash 10%, bonds 40%        cash 15%, bonds 55%
        stocks 70%               stocks 50%                 stocks 30%



Let's look at some hypothetical investors with different financial responsibilities, investment goals and timeframes. While there may be other factors that affect their risk tolerance, such as personal experiences that change each person's attitude toward risk, see if you can use the information below to match each investor with one of the three portfolios above. (You can check your responses with the suggested answers below.)

1 Parents who are starting a college savings account for a 5-year-old child______________________________________________________

2 Parents who are starting a college savings account for a 10-year-old child______________________________________________________

3 Parents who are starting a college savings account for a 15-year-old child______________________________________________________

4 A single, 25-year-old whose primary goal is retirement savings____________________________________________________

5 A single, 65-year-old whose primary goal is retirement savings____________________________________________________

6 A single, 55-year-old whose primary goal is retirement savings____________________________________________________

7 A single, 55-year-old who is saving for retirement and has a child who just started college____________________________________________

8 A 55-year-old man who is saving for retirement and has a wife with no retirement savings_________________________________________

9 An investor whose primary goal is to buy a vacation home in three years______________________________________________________

10 An investor whose primary goal is to buy a vacation home in seven years______________________________________________________

Suggested Answers: 1. A, 2. B, 3. C, 4. A, 5. C, 6. B, 7. C, 8. C, 9. C, 10. B.


V

                         After High School, What's Next?

If you're close to finishing high school, you might be thinking about continuing your education in a college, apprenticeship or professional training program. Such programs often require a large outlay of cash, so you'll want to get your money's worth. With some research, you can find the program that's best for you.

In addition to gathering the various brochures and guides available for a particular program, you might want to visit the program's website and learn all you can. You can also ask the guidance counselors at your school for any information they might have. Remember, just because a program has a good reputation, it doesn't mean it will suit your academic and personality needs. For further details, you might interview a representative from the program, using the questions below and any others you may have. Schools or programs want to interview you to see if you fit. You need to interview them with the same perspective.

[GRAPHIC: PENCIL]

1    What's special about your program compared to others I might attend?

2    What facilities or courses are unique to your program?

3    What qualifications do you look for in accepting students to your program?

4    How many students are enrolled in your program?

5    What is the ratio of teachers to students?

6    Is there anything special about your student body?

7    How long does it take the average student to complete your program?

8    What should I expect to pay in total tuition and fees?

9    Do you provide student housing or help students find other places to live?

10   What does the average student pay for room and board?

11   What other expenses might I have?

12   What kinds of financial aid do you offer?

13   How do I apply for this aid?

14   Other things I'd like to know:


VI

Transfer Agent

IMPORTANT INFORMATION ABOUT THIS REPORT
The Transfer Agent for Liberty Young Investor Fund is:

Liberty Funds Services, Inc.
P.O. Box 8081
Boston, MA  02266-8081

The fund mails one shareholder report to each shareholder address. If you would like more than one report, please call Shareholder Services at 800-345-6611 and additional reports will be sent to you.

This report has been prepared for shareholders of Liberty Young Investor Fund. This report may also be used as sales literature when preceded or accompanied by the current prospectus, which provides details of sales charges, investment objectives and operating policies of the fund, and with the most recent copy of the Liberty Funds Performance Update.

Quarterly Report:
Liberty Young Investor Fund

Liberty Young Investor Fund  QUARTERLY REPORT, DECEMBER 31, 2002

[LOGO: LIBERTYFUNDS]

A Member of Columbia Management Group

(c)2003 Liberty Funds Distributor, Inc.
A Member of Columbia Management Group
One Financial Center, Boston, MA 02111-2621

PRSRT STD
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PAID
Holliston, MA
Permit NO. 20

                                                756-61/471M-0103 (02/03) 03/0176

                                                                               D

Liberty Young Investor Fund  QUARTERLY REPORT, DECEMBER 31, 2002

[LOGO: LIBERTYFUNDS]

A Member of Columbia Management Group

(c)2003 Liberty Funds Distributor, Inc.
A Member of Columbia Management Group
One Financial Center, Boston, MA 02111-2621

PRSRT STD
U.S. Postage
PAID
Holliston, MA
Permit NO. 20

                                                756-61/471M-0103 (02/03) 03/0176

                                                                              DI

Liberty Young Investor Fund  QUARTERLY REPORT, DECEMBER 31, 2002

[LOGO: LIBERTYFUNDS]

A Member of Columbia Management Group

(c)2003 Liberty Funds Distributor, Inc.
A Member of Columbia Management Group
One Financial Center, Boston, MA 02111-2621

PRSRT STD
U.S. Postage
PAID
Holliston, MA
Permit NO. 20

                                                756-61/471M-0103 (02/03) 03/0176

                                                                               I